EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Charles Constanti

Vice President and Chief Financial Officer

(510) 420-7443

cconstanti@netopia.com

Netopia Reports Fourth Fiscal Quarter and Fiscal Year 2005 Results

Conference Call on November 11, 2005 Will Be Webcast and Available for Telephone Dial-In

EMERYVILLE, Calif., November 10, 2005 – Netopia, Inc. (NTPA.OB), a market leader in broadband gateways and service delivery software, today announced results for the fourth fiscal quarter and fiscal year ended September 30, 2005. Revenues for the fourth fiscal quarter ended September 30, 2005 were $23.4 million, a 9% decrease from $25.8 million for the same period in the prior fiscal year. Revenues for the fiscal year ended September 30, 2005 were $105.8 million, a 4% increase from $101.3 million for the prior fiscal year ended September 30, 2004.

Net loss for the fourth fiscal quarter was ($1.3) million or ($0.05) per share, compared to a net loss of ($6.1) million or ($0.25) per share for the same period in the prior fiscal year. The net loss for the fiscal year ended September 30, 2005 was ($7.1) million or ($0.28) per share, compared to a net loss of ($8.8) million or ($0.37) per share for the fiscal year ended September 30, 2004.

“We have entered the new fiscal year with renewed enthusiasm,” said Alan Lefkof, Netopia’s president and CEO. “We believe that our new MiAVo family of VDSL2 and ADSL2+ bonded gateways as well as our NBBS software for remote gateway management and provisioning can meet the complex requirements of leading telecommunications carriers that will be launching new ‘triple play’ initiatives. Our focus now is design wins for these technologies with both current and new customers.”

Note:

Netopia will host a conference call to discuss its results for the fourth fiscal quarter and fiscal year ended September 30, 2005. The conference call will take place on Friday, November 11, 2005 at 8:30 a.m. Eastern time (5:30 a.m. Pacific time). The conference call will be broadcast live on the Internet and can be accessed by visiting Netopia’s Web site at www.netopia.com. To join the telephone conference, dial (913) 312-1293 and enter the pass code 8402440.

An archived recording of the conference call will be available on Netopia’s Web site for one year, and by telephone from November 11 – 18, 2005. To listen to the archived recording, dial (719) 457-0820 and enter the pass code 8402440, or go to Netopia’s Web site.

About Netopia

Netopia, Inc. is a market leader in broadband customer premises equipment, remote management software, and broadband services. Netopia offers carrier-class wired and wireless modems, routers, and gateways. Netopia gateways serve markets from residential through enterprise-scale distributed businesses, and enable broadband access for voice, video, data, and other services. Netopia’s Wi-Fi CERTIFIED™ gateways feature 3-D Reach® technology for enhanced wireless range, security, and performance. Netopia’s remote management software enables service provisioning, monitoring, and remote control for broadband gateways and personal computers, and is designed to meet the requirements of a full range of users: individual-to-individual, carrier-to-customer, and help desk-to-users. Netopia’s broadband services include Wi-Fi hot spots for local and nationwide networks of small venues, Web site and remote control service hosting, and parental controls. Netopia has established strategic business relationships with leading carriers and broadband service providers including Belgacom, BellSouth, Covad Communications, EarthLink, eircom, Hong Kong Telecom/PCCW, MegaPath Networks, Netifice, SBC Communications, Swisscom, and Verizon.

Headquartered in Emeryville, California, Netopia’s common stock is listed for quotation on the OTC Bulletin Board (OTCBB) under the symbol “NTPA”. Further information about Netopia can be obtained via phone (510) 420-7400, fax (510) 420-7601, or on the Web at www.netopia.com.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for our broadband products and services; Netopia’s ability to enter into new distribution partnerships; Netopia’s ability to develop new broadband products and services in a timely manner; market acceptance of Netopia’s broadband products and services; Netopia’s ability to list its common stock on a Nasdaq Stock Market; Netopia’s ability to resolve pending private securities litigation arising out of the restatement of Netopia’s consolidated financial statements in a timely and economic manner; Netopia’s ability to complete the proposed settlement with the Securities and Exchange Commission relating to the restatement of Netopia’s consolidated financial statements for certain prior periods; the pace of development and market acceptance of Netopia’s products and the market for broadband products and services generally; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband products and services; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, including risk factors relating to securities litigation arising out of the restatements described in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 and the formal investigation by the Securities and Exchange Commission to determine whether any federal securities laws may have been violated, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at (510) 420-7516 or online at www.sec.gov.

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All company names, brand names and product names are trademarks of their respective holder(s).

NETOPIA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three months ended September 30,		Year ended September 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)	(audited)
REVENUES:
Broadband equipment	$20,900	$22,276	$94,447	$85,702
Broadband software and services	2,547	3,559	11,370	15,633

Total revenues	23,447	25,835	105,817	101,335
COST OF REVENUES:
Broadband equipment	14,633	17,471	69,540	63,251
Broadband software and services	470	286	1,609	992
Amortization of acquired technology	300	300	1,200	1,200

Total cost of revenues	15,403	18,057	72,349	65,443
GROSS PROFIT	8,044	7,778	33,468	35,892
OPERATING EXPENSES:
Research and development	3,346	3,974	13,355	15,828
Selling and marketing	4,467	5,266	18,716	20,528
General and administrative	1,653	3,556	8,438	7,147
Amortization of intangible assets	86	86	345	345
Restructuring costs	(58)	999	40	999

Total operating expenses	9,494	13,881	40,894	44,847
OPERATING LOSS	(1,450)	(6,103)	(7,426)	(8,955)
Other income, net	100	31	359	224

NET LOSS BEFORE TAXES	(1,350)	(6,072)	(7,067)	(8,731)
Provision for income taxes	(2)	13	66	78

NET LOSS	$(1,348)	$(6,085)	$(7,133)	$(8,809)

Basic and diluted net loss per common share	$(0.05)	$(0.25)	$(0.28)	$(0.37)

Shares used in computing basic and diluted net loss per common share	25,241	24,490	25,093	23,573

NETOPIA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,
	2005	2004*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$22,234	$23,973
Trade receivables, net	16,208	17,812
Inventories	7,996	6,280
Prepaid expenses and other current assets	1,102	1,226

Total current assets	47,540	49,291

Property and equipment, net	2,623	2,694
Intangible assets, net	4,037	5,684
Equity investment	1,032	1,032
Deposits and other assets	481	886

TOTAL ASSETS	$55,713	$59,587

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$19,486	$18,051
Long-term liabilities	355	406

Total liabilities	19,841	18,457
Stockholders’ equity	35,872	41,130

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$55,713	$59,587

*	Derived from the audited consolidated balance sheets dated September 30, 2004, included in Netopia, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004.